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                                                                    Exhibit 10.6

                          AMENDMENT NO. 1 TO SALES PLAN

      This Amendment No. 1 to Sales Plan (this "Amendment") is dated as of August 10, 2004, by and between the Harbert Foundation, an Ohio non-profit corporation ("Seller"), and Northern Trust Securities ("Northern").

                                    RECITALS:

      A. Seller and Northern are parties to a Sales Plan dated January 9, 2004 (the "Sales Plan").

      B. Seller and Northern desire to amend the Sales Plan as provided herein.

      C. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Sales Plan.

      Accordingly, in consideration of the mutual covenants, promises and representations contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Northern hereby agree as follows:

      1. Section A.1. of the Sales Plan is hereby deleted in its entirety and replaced with the following substitute Section A.1.:

            "1. Subject to Paragraph A.7., Northern shall effect sales (each a "Sale") as provided herein. Beginning July 2, 2004 and thereafter on the first Friday of each subsequent quarter on which the American Stock Exchange ("Amex") is open and effectuating trades ("Trade Date"), a limit order for 5,000 shares of Stock (or, if less than 5,000 of the Total Plan Shares remain, such remaining amount) at the market price per share on the Trade Date. If, consistent with ordinary principles of best execution or for any other reason, Northern cannot sell any or all of the 5,000 shares of Stock on the Trade Date, then the amount of such shortfall shall be sold as soon as practicable on the immediately succeeding days in which the Amex is open and trades regular way following the Trade Date ("Business Day"); provided that in no event may the amount of any shortfall be sold any later than the tenth Business Day following the Trade Date. In the event that any shares of Stock are not sold within ten Business Days of the Trade Date, Northern will have no authority to sell any such shortfall on the succeeding month's Trade Date."

      2. Seller and Northern, by their execution hereof, agree that, except as herein modified and amended, all terms, conditions and covenants contained in the Sales Plan are hereby ratified and confirmed in their entirety and shall remain in full force and effect. On and after the date hereof, each reference to the Sales Plan shall refer to such agreement as modified by this Amendment.

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      3. Seller represents and warrants that as of the time of execution of this
Amendment, Seller: (a) is not aware of material, nonpublic information with respect to the Issuer or any securities of the Issuer (including the Stock), and
(b) is entering into this Amendment in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act or other applicable securities laws.

      4. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original and the same agreement and shall become effective when an original or facsimile counterpart has been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.

                           [Intentionally Left Blank]

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      IN WITNESS WHEREOF, the undersigned have hereunto set their hand as of the date first written above.

THE HARBERT FOUNDATION

By: /s/ Norman C. Harbert
    ------------------------
    Norman C. Harbert
Its: Trustee

NORTHERN TRUST SECURITIES, INC.

    /s/ Sheile M. Dornean
    -------------------------
By: Sheile M. Dornean
Its: Senior Vice President

Solely for purposes of acknowledging notification of the foregoing Amendment and not as a party thereto, except to the extent of its rights thereunder, Hawk Corporation, through its representative, has duly signed below:

HAWK CORPORATION

    /s/ Thomas A. Gilbride
    ----------------------
By: Thomas A. Gilbride
Its: Vice President -- Finance

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